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                                  EXHIBIT 23.2

                        CONSENT OF PRICE WATERHOUSE LLP
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                                                                EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 1996 relating to the consolidated financial statements of BSG Corporation which appears on page F-1 of Exhibit 99.4 of the Form 8-K of Medaphis Corporation dated March 13, 1996.

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP


Austin, Texas
May 6, 1996